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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 13, 1995
                                                   ------------------



                               W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   New York                      1-3720                         13-3461988
- ---------------             ----------------               -------------------
(State or other             (Commission File                  (IRS Employer
jurisdiction of                 Number)                    Identification No.)
incorporation)




              One Town Center Road, Boca Raton, Florida 33486-1010
              ----------------------------------------------------
           (Address of principal executive offices)         (Zip Code)



        Registrant's telephone number, including area code: 407/362-2000
                                                            ------------


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Item 5.   OTHER EVENTS.


          On September 13, 1995, W. R. Grace & Co. ("Company") announced that its board of directors had authorized management to pursue options to maximize the value of the Company's Grace Dearborn water treatment and process chemicals business. The options being considered include the outright sale of Grace Dearborn and strategic alliances with complementary companies. The Company has retained the services of Merrill Lynch & Co. to assist it in reviewing the various options.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. The Company's September 13, 1995 press release is filed as an exhibit hereto.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                               W. R. GRACE & CO.
                                         -----------------------------------
                                                 (Registrant)



                                        By       s/Robert B. Lamm
                                           ---------------------------------
                                                   Robert B. Lamm
                                             Vice President and Secretary


Dated: September 26, 1995

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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  EXHIBIT INDEX


Exhibit No.                Description
- -----------                -----------
99.1                       Press Release dated September 13, 1995




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